SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 6, 2000


                             INTERNET HOLDINGS, INC.
               (Exact Name of Company as Specified in its Charter)


UTAH                                 0-26886                  13-3758042
(State or Other                      (Commission              (Employer
Jurisdiction)                        File Number)             Identification
                                                              Number)


       2 Montpelier Street, Knightsbridge, London SW7 1EZ, United Kingdom
                    (Address of Principal Executive Offices)


      Company's Telephone Number, Including Area Code: 011 44 171 584 1173


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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On January 6, 2000, Internet Holdings, Inc. (the "Company") entered into an underwriting agreement (the "Agreement") with Panther Capital Ltd ("Panther") to sell shares of common stock and warrants of the Company pursuant to an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Under the Agreement, the Company will sell 5,000,000 shares of its common stock, par value $0.001, at a price of $1.00 per share (the "Common Stock") to certain sub-underwriters named in the Agreement, for whom Panther is acting as lead underwriter. In consideration for such underwriting, Panther will receive warrants to purchase up to 1,000,000 shares of common stock of the Company (the "Warrants"). The Warrants are exercisable at $1.00 per share if exercised within one year of the date of the first closing of the Agreement which shall be no later than January 28, 2000 (the "First Closing") and at a price of $10.00 per share if exercised within two years of the date of the First Closing. Warrants which have not been exercised before the second anniversary of the First Closing will expire automatically.

     Pursuant   to  the   Agreement,   the   Company   has  also  made   certain
representations and warranties which include, among others, the following:

     a. Registration Rights - A registration statement covering 25% of the Common Stock will be prepared by the Company under the Securities Act and will be filed with the Commission within 90 days of the completion of the offering of the Common Stock (the "Registration Statement"). Prior to and during the period of 120 days after the Registration Statement is declared effective by the Commission, the Company will not, without prior written consent of Panther, issue, offer, sell, or grant options to purchase or otherwise dispose any of the Company's equity securities or any other securities convertible into or exchangeable for its common stock or other equity security, other than pursuant to transactions already disclosed to Panther.

     b. Lock-Up of Officers and Directors - For a period of 180 days after the first date that any of the Common Stock is released for sale to the public, the officers and directors of the Company will not directly or indirectly sell or offer to sell or otherwise dispose any of their shares of common stock of the Company or any right to acquire any such shares without the prior written consent of Panther.

     The Common Stock will only be offered outside the U.S. to corporations or individuals who are "Accredited Investors" and who are not "U.S. Persons" as such terms are defined under Regulation S.

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


ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS.

(c)  Exhibits

      Number  Description
      ------  -----------

       10.1 Underwriting Agreement between Panther Capital Ltd and Internet Holdings, Inc. dated January 6, 2000.

       10.2 Form of Subscription Agreement to Purchase Common Stock under Regulation S.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNET HOLDINGS, INC.

January 31, 2000                            By: /s/ Stefan Allesch-Taylor
                                                -------------------------
                                                Stefan Allesch-Taylor,
                                                President

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